Exhibit 10.68

                         CURATIVE HEALTH SERVICES, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

            THIS AGREEMENT, made this ____ day of _______, 200_, by and between CURATIVE HEALTH SERVICES, INC., a Minnesota corporation ("Company"), and________________, an individual resident of the State of ___________ ("Executive").

            WITNESSETH, THAT:

            WHEREAS, the Company pursuant to its [2001 Broad-Based Stock Incentive Plan][2000 Stock Incentive Plan] (the "Plan"), wishes to grant this stock option to Executive.

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

            1. Grant of Option

            The Company hereby grants to Executive, effective as of ___________, 200_ (the "Option Effective Date"), the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of _________ shares (the "Shares") of Common Stock, par value $.01 per share, at the price of $________ per share on the terms and conditions set forth herein. This Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

            2. Duration and Exercisability

            (a) Subject to any earlier termination as provided herein or in the Plan, this Option shall in all events terminate ten (10) years after the Option Effective Date. Subject to the other terms and conditions set forth herein, the Option shall not be exercisable, in whole or in part, prior to _________, 200_ (the "Exercisability Date")[one year after the Option Effective Date], at which time the Option shall become exercisable with respect to one-third of the Shares and thereafter shall become exercisable with respect to the balance of the Shares in equal installments on the last day of each of the eight successive three (3) month periods following the Exercisability Date.

            (b) During the lifetime of Executive, the Option shall be exercisable only by Executive and shall not be assignable or transferable by Executive, other than by will or the laws of descent and distribution.

            (c) Notwithstanding Section 2(a), the vesting of this Option shall be accelerated, and this Option may be exercised as to some or all shares of Common Stock remaining subject to this Option, as the case may be, to the extent and at such times as provided in the Employment Agreement dated ________________, between the Company and Executive, as may be amended from time to time (the "Employment Agreement").

      3. Effect of Termination of Employment

      (a) In the event that Executive shall cease to be employed by the Company or its subsidiaries, if any, for any reason other than termination of Executive's employment by the Company for Cause (as defined in the Executive's Employment Agreement or as set forth below) or Executive's death, Executive shall have the right to exercise the Option at any time within three months after such termination of employment to the extent of the full number of shares Executive was entitled to purchase

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under the Option on the date of termination, subject to the condition that this
Option shall not be exercisable after the expiration of the term hereof.

            (b) In the event that Executive shall cease to be employed by the Company or its subsidiaries, if any, due to termination of Executive's employment by the Company for Cause, this Option shall be terminated as of the date of misconduct or other reason for Cause. "Cause" shall mean Executive's gross and willful misconduct during the course of his or her employment, including but not limited to wrongful appropriation of Company funds or the commission of a gross misdemeanor or felony.

            (c) If Executive (i) shall die while in the employ of the Company or a subsidiary, if any, or within three months after termination of employment for any reason other than termination by the Company for Cause or (ii) shall become disabled within the meaning of Code Section 22(e)(3) while in the employ of the Company or a subsidiary, if any, and Executive shall not have fully exercised the Option, such Option may be exercised at any time within twelve months after Executive's death or disability by the personal representatives or administrators, or if applicable, guardian, of Executive or by any person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares Executive was entitled to purchase under the Option on the date of death, (or termination of employment, if earlier) or disability (after giving effect to the provisions of Section 2 hereof), subject to the condition that this Option shall not be exercisable after the expiration of the term of the Option.

            4. Manner of Exercise

            (a) The Option can be exercised only by Executive or other proper party by delivering within the Option period written notice to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and be accompanied by payment in full of the Option price for all shares designated in the notice.

            (b) Executive may pay the Option price by check (bank check, certified check or personal check) or with the approval of the Company by delivering to the Company for cancellation Common Stock of the Company with a fair market value equal to the Option price; provided, however, that Executive shall not be entitled to tender shares of the Company's Common Stock pursuant to successive, substantially simultaneous exercises of this Option or any other stock option of the Company's. For these purposes the fair market value of the Company's Common Stock shall be as reasonably determined by the Company but shall not be less than, if applicable, (i) the closing price of the stock as reported for composite transactions, if the Common Stock is then traded on a national securities exchange, (ii) the last sale price if the Common Stock is then quoted on the NASDAQ National Market System or (iii) the average of the closing representative bid and asked prices of the Common Stock as reported on NASDAQ on the date as of which fair market value is being determined.

            5. Miscellaneous

            (a) This Option is issued pursuant to the Company's [2001 Broad-Based Stock Incentive Plan][2000 Stock Incentive Plan], and is subject to its terms. The terms of the Plan are available for inspection during business hours at the principal offices of the Company.

            (b) This Agreement shall not confer on Executive any right with respect to continuance of employment by the Company or any of its subsidiaries, nor will it interfere in any way with the right of the Company or any subsidiary to terminate such employment at any time. Executive shall have none of the rights of a shareholder with respect to shares subject to this Option until such shares shall have been issued to Executive upon exercise of this Option.


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

            (c) The exercise of all or any part of this Option shall only be effective at such time that the sale of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws, including (but not limited to) federal and state requirements of registration. If the Board of Directors of the Company (or its Executive Committee in the absence of express Board of Directors action thereon) determines that such conditions have not been met at the time the Option is otherwise properly exercised, the Company may either (i) defer effectiveness of the exercise (with notice to Executive) until such reasonable date as the conditions have been met, or (ii) refund or return to Executive the consideration given to the Company for the exercise, with an explanation that the exercise cannot then be given effect.

            (d) If Executive exercises all or any portion of the Option subsequent to an event ("Change Event") giving rise to any change in the number or character of the Common Stock of the Company (through merger, consolidation, reorganization, recapitalization, stock dividend or otherwise), Executive shall then receive for the aggregate price paid by Executive on such exercise of the Option, the number and type of securities or other consideration which Executive would have received in connection with the Change Event if such Option had been exercised prior to the Change Event.

            (e) The Company shall at all times during the term of the Option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement. The certificates for shares issued upon exercise of the Option may bear legends and notices of transfer restrictions as the Board of Directors of the Company (or its Executive Committee in the absence of express Board of Directors action thereon) deems appropriate in the circumstances.

            (f) In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the Option, Executive shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of, and the consideration, if any, received for such shares. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure (i) notice to the Company of any disposition of the Common Stock of the Company and (ii) that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Executive.

            (g) This Agreement does not obligate the Company to register the Option or the shares subject to the Option under applicable securities laws, to maintain any such registration or to list such shares on any securities exchange.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                           CURATIVE HEALTH SERVICES, INC.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          --------------------------------------
                                                         EXECUTIVE


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